                                                       UNITED STATES
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                                         FORM 8-K

                                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2005

                                                         TSLC I, Inc.
                                  (Exact Name of Registrant as specified in its charter)

         Florida                                          0-23161                             59-3424305
(State of Incorporation)                           (Commission File No.)               (IRS Employer ID Number)

                                        4902 W. Waters Avenue, Tampa, Florida 33634
                                         (Address of Principal Executive Offices)

                                       Registrant's telephone number: (813) 249-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

_ Written communications pursuant to Rule 425 under the Securities Act

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01  Other Events.

         On April 12,  2005 TSLC,  I, Inc.  caused to be mailed to the  holders of its common  stock a Notice to Holders of
Common Stock of TSLC, I, Inc.,  Formerly Known as Tropical  Sportswear  Int'l  Corporation of Approval of Joint  Disclosure
Statement and Filing of Joint Chapter 11 Plan of Liquidation Filed by Debtors ("Shareholder Notification").

         The  Shareholder  Notification  provided  (1) that TSLC I,  Inc.  (formerly  known as  Tropical  Sportswear  Int'l
Corporation)  and its direct and indirect wholly owned  subsidiaries  TSLC III, Inc., TSLC IV, Inc., TSLC V, Inc., TSLC VI,
Inc. and TSLC VII, Inc. (the "Debtors")  filed the Amended Joint Chapter 11 Plan of Liquidation of Debtors,  dated April 6,
2005 (the "Plan") and the Amended Joint  Disclosure  Statement in Support of Amended  Joint Chapter 11 Plan of  Liquidation
Filed by Debtors  dated April 6, 2005 (the  "Disclosure  Statement");  (2) that the  Disclosure  Statement was approved for dissemination  to creditors and  shareholders  of the Debtors by the  Bankruptcy  Court of the Middle  District of Florida,
Tampa Division (the  "Bankruptcy  Court") on April 8, 2005; (3) a summary of the Plan as it relates to shareholders of TSLC
I, Inc.;  (4) that a copy of the  Disclosure  Statement  and Plan (with  exhibits) is  available  from the  Securities  and
Exchange  Commission's  "EDGAR" web site at www.sec.gov,  listed under file number 000-23161 and that a copy of same can be obtained  from  counsel to the Debtors at no cost;  (5) that  objections  to the  confirmation  of the Plan must be made in writing,  must be filed with the Clerk of the  Bankruptcy  Court and served on the  counsel  and  parties  set forth in the
Shareholder  Notification,  on or before May 10, 2005;  and (6) that the  Bankruptcy  Court will hold a hearing to consider confirmation of the Plan,  including any objections  thereto,  on May 18, 2005 at 10:00 a.m. (Eastern Daylight Time) at the
Bankruptcy  Court,  801 N. Florida Avenue,  Courtroom 10B,  Tampa,  FL 33602 and that if the Bankruptcy  Court confirms the
Plan it will do so though the entry of a Confirmation Order.

         A copy of the Shareholder Notification is filled herewith as Exhibits.

Item 9.01  Financial Statements and Exhibits

         (c)
                  Exhibit 99.1      Notice  to  Holders  of Common  Stock of TSLC,  I,  Inc.,  Formerly  Known as  Tropical
                  Sportswear  Int'l  Corporation of Approval of Joint  Disclosure  Statement and Filing of Joint Chapter 11
                  Plan of Liquidation Filed by Debtors, mailed April 12, 2005.

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TSLC I, Inc.

Date:  April 12, 2005                                By:  /s/ Robin J. Cohan
                                                         Robin J. Cohan, Executive Vice President,
                                                         Chief Financial Officer
                                                         and Treasurer
                                                         (in the dual capacity of duly authorized officer
                                                         and principal accounting officer)